Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1999
           Series 1999-12, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                6.863013
                                                      ------------------------
     Weighted average maturity                                         167.55
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                              Principal
           Principal Per   Prepayments Per Interest Per
    Class   Certificate      Certificate    Certificate    Payout Rate
    -----   -----------      -----------    -----------    -----------
     PO    $   4.01953712  $   0.51328291  $  0.00000000   % 0.00000000
     A1    $   3.73701261  $   2.18977997  $  5.09423926   % 6.25000004
     A2    $   9.99180458  $   5.85490531  $  4.82178883   % 6.24999990
     A3    $   8.64702192  $   5.06690200  $  4.88036585   % 6.25000002
     S     $   0.00000000  $   0.00000000  $  0.32382159   % 0.41377370
     M     $   3.73701096  $   0.00000000  $  5.09424120   % 6.25000243
     B1    $   3.73700741  $   0.00000000  $  5.09423704   % 6.24999735
     B2    $   3.73700692  $   0.00000000  $  5.09423875   % 6.24999945
     B3    $   3.73701780  $   0.00000000  $  5.09424332   % 6.25000502
     B4    $   3.73701299  $   0.00000000  $  5.09423377   % 6.24999336
     B5    $   3.73702680  $   0.00000000  $  5.09423004   % 6.24998876
     R     $   0.00000000  $   0.00000000  $  0.00000000   % 0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                        Accrual Amount
   Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            38,316.44
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  179,059,910.16
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 626
                                                                 ---------------
        3.
     Beginning Aggregate Class Ending Aggregate        Ending
       Certificate Principal  Class Certificate  Single Certificate
Class         Balance         Principal Balance        Balance          Cusip
-----         -------         -----------------        -------          -----
PO   $           464,873.98  $       462,862.50  $           924.94  GEC9912PO
A1   $        12,160,001.20  $    12,113,541.37  $           974.36  36157RW92
A2   $        42,023,545.65  $    41,569,993.52  $           915.79  36157RX26
A3   $       121,813,931.14  $   120,689,818.29  $           928.38  36157RX34
S    $       164,062,315.66  $   162,489,312.74  $           930.12  GEC99012S
M    $         1,695,036.78  $     1,688,560.54  $           974.36  36157RX59
B1   $           660,213.40  $       657,690.92  $           974.36  36157RX67
B2   $           565,338.29  $       563,178.30  $           974.36  36157RX75
B3   $           659,235.31  $       656,716.56  $           974.36  36157R2K0
B4   $           376,566.16  $       375,127.41  $           974.36  36157R2L8
B5   $           283,503.87  $       282,420.69  $           974.36  36157R2M6
R    $                 0.00  $             0.00  $             0.00  36157RX42

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             2        Principal Balance    $      422,141.24
                                --------                            ------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        3.   90 days or more
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        4.   In Foreclosure
             Number             0        Principal Balance    $            0.00
                                --------                            ------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                            ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    1,926,601.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    1,926,601.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:% 0.00000000
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